UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 23, 2006 (Date of earliest event Reported: June 22, 2006)

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Asset Purchase Agreement, dated June 22, 2006, between Blue Coat Systems, Inc. and Network Appliance, Inc.

On June 22, 2006, Blue Coat Systems, Inc. (“Blue Coat”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Network Appliance, Inc., a Delaware corporation (“Network Appliance”). Pursuant to the terms of the Purchase Agreement, Blue Coat will purchase certain assets of the NetCache business from Network Appliance (the “Asset Purchase”).

The consideration in the Asset Purchase consists of (i) $23,913,750 and (ii) 360,000 shares of Blue Coat Common Stock.

The Asset Purchase is subject to several customary conditions. Blue Coat expects to close the Asset Purchase promptly upon satisfaction of all closing conditions within the next 90 days. Blue Coat and Network Appliance plan to enter into a transition services agreement to continue product sales and support for NetCache customers.

The Purchase Agreement contains representations, warranties, covenants and indemnities of Blue Coat and Network Appliance. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Network Appliance or Blue Coat or any of their respective subsidiaries.

The foregoing description of the Asset Purchase and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and the Blue Coat press release dated June 23, 2006, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Series A Preferred Stock Purchase Agreement, dated June 22, 2006, among Blue Coat Systems, Inc., entities affiliated with Francisco Partners, and entities affiliated with Sequoia Capital.

See the description under Item 3.02: Unregistered Sales of Equity Securities.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On June 22, 2006, Blue Coat signed a definitive agreement to sell an aggregate of $42,060,000 in equity securities to entities affiliated with Francisco Partners and entities affiliated with Sequoia Capital. The financing consisted of 42,060 shares of Blue Coat’s Series A Preferred Stock priced at $1000.00 per share, and closed on June 22, 2006. Entities affiliated with Francisco Partners purchased $25,236,000 of Series A Preferred Stock in the financing and entities affiliated with Sequoia Capital purchased $16,824,000 of Series A Preferred Stock in the financing. The $42,060,000 shares of Series A Preferred Stock are initially convertible into 2,400,000 shares of Common Stock of Blue Coat. The conversion price of each share of Series A Preferred Stock is $17.525 per share.

The rights, preferences and privileges of the Series A Preferred Stock are contain in the Certificate of Designation, Preferences and Rights of Series A Preferred Stock, which is attached hereto as Exhibit 4.1.

The Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) issued in the transaction has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The securities were issued pursuant to the exemption from registration provided by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission.

The securities were sold pursuant to a Series A Preferred Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 (the “Series A Purchase Agreement”). In connection with the sale of the shares of Series A Preferred Stock, the Company also entered into an Investors’ Rights Agreement with entities affiliated with Francisco Partners, entities affiliated with Sequoia Capital and Network Appliance. The Investors’ Rights Agreement is attached hereto as Exhibit 10.2.

The Series A Purchase Agreement contains representations, warranties and covenants of Blue Coat and the purchases of Series A Preferred Stock. The representations, warranties and covenants contained in the Series A Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Series A Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Series A Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Series A Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Blue Coat or the purchasers of Series A Preferred Stock.

Entities affiliated with Francisco Partners, entities affiliated with Sequoia Capital and the Company entered into a Voting Agreement pursuant to which Francisco Partners and Sequoia Capital agree to vote their shares in the case of an election of the director to be elected by the Series A Preferred Stock. A copy of such Voting Agreement is attached hereto as Exhibit 9.1.

The foregoing description of the unregistered sale of equity securities, the Series A Purchase Agreement and the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series A Purchase Agreement, the Blue Coat press release dated June 23, 2006, and the Voting Agreement attached hereto as Exhibits 10.1 and 99.2, and 9.1 respectively, and incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

•	On June 22, 2006, Blue Coat appointed Keith Geeslin to its Board of Directors. Mr. Geeslin has been a Partner at Francisco Partners since January 2004. Prior to joining Francisco Partners, Mr. Geeslin spent 19 years with the Sprout Group. Mr. Geeslin joined Sprout in 1984, became a General Partner in 1988, and became Sprout’s Managing Partner in 2000. Earlier in his career, he was the general manager of a division of Tymshare, Inc. and held various positions at its Tymnet subsidiary from 1980 to 1984. He was also previously a staff member of the U.S. Senate Commerce Committee. Mr. Geeslin serves on the board of directors of CommVault Systems, Synaptics (SYNA) and yIPes Communications. Mr. Geeslin has an M.S. in Engineering-Economic Systems from Stanford University, a B.S. in Electrical Engineering from Stanford University, and an M.S. in Philosophy, Politics and Economics from Oxford University (UK).

Under Blue Coat’s 1999 Stock Incentive Plan and 1999 Director Stock Option Plan, Mr. Geeslin was granted options to purchase 10,000 shares of Blue Coat Common Stock concurrent with his appointment to the Board of Directors. Mr. Geeslin will be eligible to be granted additional stock options annually on the date of each subsequent Annual Meeting of Stockholders provided he continues as a member of the Board of Directors. It has not yet been determined on which board committees Mr. Geeslin will serve.

As noted under Item 3.02: Unregistered Sales of Equity Securities, entities affiliated with Francisco Partners participated in the unregistered sale of equity securities of Series A Preferred Stock. Mr. Geeslin is a Partner at Francisco Partners.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated June 22, 2006, by and between Blue Coat Systems, Inc. and Network Appliance, Inc.

4.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock.

9.1	Voting Agreement, dated June 22, 2006, by and between Blue Coat Systems, Inc., entities affiliated with Francisco Partners, and entities affiliated with Sequoia Capital.

10.1	Series A Preferred Stock Purchase Agreement, among Blue Coat Systems, Inc., entities affiliated with Francisco Partners, and entities affiliated with Sequoia Capital.

10.2	Investors’ Rights Agreement, among Blue Coat Systems, Inc., entities affiliated with Francisco Partners, entities affiliated with Sequoia Capital, and Network Appliance, Inc.

99.1	Press Release, dated June 23, 2006.

99.2	Press Release, dated June 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: June 23, 2006	By:	/s/ Brian NeSmith
Brian NeSmith
Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated June 22, 2006, by and between Blue Coat Systems, Inc. and Network Appliance, Inc.

4.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock.

9.1	Voting Agreement, dated June 22, 2006, by and between Blue Coat Systems, Inc., entities affiliated with Francisco Partners, and entities affiliated with Sequoia Capital.

10.1	Series A Preferred Stock Purchase Agreement, among Blue Coat Systems, Inc., entities affiliated with Francisco Partners, and entities affiliated with Sequoia Capital.

10.2	Investors’ Rights Agreement, among Blue Coat Systems, Inc., entities affiliated with Francisco Partners, entities affiliated with Sequoia Capital, and Network Appliance, Inc..

99.1	Press Release, dated June 23, 2006.

99.2	Press Release, dated June 23, 2006.